SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             May 23, 2001
                                                     ---------------------------


                             Alpena Bancshares, Inc.
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


      United States                 0-31957                      38-3567362
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(State or other            (Commission File Number)           (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)

        100 South Second Avenue, Alpena, Michigan                      49707
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        (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code      (989) 356-9041
                                                        ------------------------

Item 5.        Other Information.
               -----------------

               On May 23, 2001, the Registrant announced the appointment of Martin A. Thomson as acting President and Chief Executive Officer to succeed Jerry A. Christensen.

               Mr. Thomson assumes the position of President and CEO of the Registrant along with its subsidiary First Federal of Northern Michigan, a federal savings association located in Alpena, Michigan. Additional information is set forth on the press release issued by the Registrant and attached as exhibit 99.1




Item 5.        Other Information.
               -----------------

                (c)   Exhibits.

                      99.1    Press release dated May 25, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             Alpena Bancshares, Inc.



May 30, 2001                            By:  /s/ Martin A. Thomson
--------------------------                   -----------------------------------
Date                                         Martin A. Thomson
                                     Title:  President, Chief Executive Officer
                                             (Duly Authorized Officer)



May 30, 2001                            By:  /s/ James D. Hubinger
--------------------------                   -----------------------------------
Date                                         James D. Hubinger
                                     Title:  Treasurer, Chief Financial Officer
                                             (Principal Financial Officer)

                                  EXHIBIT 99.1





May 25, 2001

FOR IMMEDIATE RELEASE
                                  Contact: Duane Dickey, Chairman of the Board Alpena Bancshares, Inc.
                                             Tel (517) 356-9041



                   ALPENA BANCSHARES ANNOUNCES APPOINTMENT OF
                           NEW CHIEF EXECUTIVE OFFICER


        ALPENA, Michigan - May 25, 2001 - Alpena Bancshares, Inc., the holding company of First Federal of Northern Michigan, a federal savings association based in Alpena, Michigan (the "Bank"), announced today that Martin Thomson has been appointed acting President and Chief Executive Officer of the Company and the Bank, effective May 23, 2001. Mr. Thomson currently serves as a member of the Board of Directors of the Company and the Bank. Mr. Thomson succeeds Jerry Christensen as President and Chief Executive Officer.

        Mr. Thomson has been a member of the Board of Directors of the Bank since 1986 and of the Company since its formation in November 2000. He has been a businessman in the Alpena area for many years. Most recently, he held the position of President and Chief Executive Officer of Presque Isle Electric & Gas Co-op headquartered in Onaway, Michigan. Duane Dickey, Chairman of the Board of the Company and the Bank, stated, "We are pleased that Marty agreed to take this position and have great confidence in his ability to lead the Company and the Bank into the future."

        The Company is a unitary savings and loan holding company based in Alpena, Michigan. Its savings association subsidiary operates eight branch offices in northeast Michigan. The Company had total assets of $254.2 million at March 31, 2001.



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